Exhibit 10.159V

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-1980-LA-1003344
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	Open Configuration Matters — 777-323ER

Reference:	Purchase Agreement No. PA-1980 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 777-323ER aircraft (Aircraft)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1. Aircraft Configuration.
     1.1 Initial Configuration. The initial configuration of Customer’s Model 777-323ER Aircraft has been defined by Boeing Model 777-200/200ER/-200LR/-300/-300ER Configuration Specification D019W005, Rev G . Final configuration of the Aircraft will be completed as described in this Letter Agreement. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     1.2 Final Configuration Schedule. Customer and Boeing hereby agree to complete the configuration of the Aircraft using the then-current Boeing configuration documentation in accordance with the following schedule:
          1.2.1 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          1.2.2 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

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BOEING PROPRIETARY

          1.2.3 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
2. Amendment of the Purchase Agreement. Within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] days following Customer’s Accept/Reject Decision, Boeing and Customer will execute a written amendment to the Purchase Agreement, which will reflect the following:
     2.1 Changes applicable to the basic Model 777-300ER aircraft, which are developed by Boeing between the date of signing of the Purchase Agreement and date of [final configuration.
     2.2 Incorporation into Exhibit A of the Purchase Agreement, by written amendment, those optional features which have been agreed to by Customer and Boeing pursuant to Article 1.2 above (Customer Configuration Changes);
     2.3 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
     2.4 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and
     2.5 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
3. Other Letter Agreements.
     Boeing and Customer acknowledge that as the configuration of the Aircraft progresses, there may be a need to execute letter agreements addressing one or more of the following subjects:
     3.1 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     3.2 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

American Airlines, Inc.

By

Its

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BOEING PROPRIETARY